Exhibit 10.3
OMNIBUS AMENDMENT TO
PARTICIPATION NOTICE AND AGREEMENTS UNDER THE
SUMMIT MATERIALS, INC. EXECUTIVE SEVERANCE PLAN

    THIS OMNIBUS AMENDMENT (this “Omnibus Amendment”), dated as of May 18, 2021, amends each Participation Notice and Agreement under the Summit Materials, Inc. Executive Severance Plan (as such plan may be amended and/or restated from time to time, the “Severance Plan”) that is with a Tier 2 Participant and is outstanding as of the date hereof, pursuant to the authorization and approval by the Human Capital and Compensation Committee (the “Compensation Committee”) of the Board of Directors of Summit Materials, Inc., a Delaware corporation (the “Company”), pursuant to action taken by the Compensation Committee at a meeting held on the date hereof, as follows. Capitalized terms used but not defined herein have the meaning given such term in the Severance Plan.

1.The definition of “Post-Termination Period” set forth in Appendix A (Restrictive Covenants) attached to such Participation Notice and Agreement is hereby amended and restated from “twelve (12) months following the Participant’s Termination” to “twenty-four (24) months following the Participant’s Termination”.

2.All references in such Participation Notice and Agreement to the “Participation Notice and Agreement” shall mean such Participation Notice and Agreement as amended by this Omnibus Amendment.

3.All provisions of such Participation Notice and Agreement that are not expressly amended by this Omnibus Amendment shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Omnibus Amendment to be executed by its authorized agent, as of the day and year first above written.

                            SUMMIT MATERIALS, INC.

                            By: /s/ Christopher B. Gaskill
                            Name: Christopher B. Gaskill
                         Title: EVP, Chief Legal Officer & Secretary

[Signature Page to Omnibus Amendment to Participation Notice and Agreements
under the Summit Materials, Inc. Executive Severance Plan]